Note 10 - Rehabilitation Provisions - Movements in Rehabilitation Provisions (Details) - Provision for decommissioning, restoration and rehabilitation costs [member] - CAD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2025	Nov. 30, 2024
Statement Line Items [Line Items]
Balance at the beginning of year	$ 1,020	$ 888
Accretion	36	37
Change in estimate	273	80
Foreign currency translation adjustments	(2)	15
Total	$ 1,327	$ 1,020